SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

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                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)             June 11, 2001
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                          THE WARNACO GROUP, INC.
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             (Exact Name of Registrant as Specified in Charter)


          Delaware                    1-10857                   95-4032739
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(State or Other Jurisdiction        (Commission               (IRS Employer
    of Incorporation)               File Number)           Identification No.)


90 Park Avenue, New York, New York                              10016
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(Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code: (212) 661-1300
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                                    N/A
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       (Former Name or Former Address, if Changed Since Last Report)




Item 3. Bankruptcy or Receivership.

         On June 11, 2001, The Warnaco Group, Inc. (the "Company") and certain of its subsidiaries (collectively, the "Debtors") issued a press release announcing that they filed voluntary petitions for protection under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code"), in the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court"). The Debtors will continue to manage their properties and operate their businesses as "debtors-in-possession" in accordance with the applicable provisions of the Bankruptcy Code. The press release is attached hereto as Exhibit 99.1 and is incorporated in its entirety herein by reference.

Item 5.  Other Events.

         On June 11, 2001, the Company issued a press release announcing that the Bankruptcy Court has approved, on an interim basis, the Company's $600 million Debtor-in-Possession financing from a consortium of banks led by Citibank, The Bank of Nova Scotia and J.P. Morgan Chase. The press release is attached hereto as Exhibit 99.2 and is incorporated in its entirety herein by reference.

         On June 11, 2001, the Company was also notified by the New York Stock Exchange (the "NYSE") that (i) the NYSE has suspended trading of the Company's common stock and (ii) the NYSE intends to file an application with the Securities and Exchange Commission to delist the Company's common stock in accordance with its applicable procedures. Such actions are being taken by the NYSE in view of the fact that the Company has filed a voluntary petition for protection under Chapter 11 of the Bankruptcy Code and fallen below the NYSE's continued listing criteria.

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.

      (c)         Exhibits.

         99.1     Press Release, dated June 11, 2001.

         99.2     Press Release, dated June 11, 2001.







                                 SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            THE WARNACO GROUP, INC.


Dated:   June 11, 2001                By: /s/Stanley P. Silverstein
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                                         Name:  Stanley P. Silverstein
                                         Title: Vice President, General Counsel
                                                and Secretary




                               EXHIBIT INDEX


Exhibit No.       Description

99.1              Press Release, dated June 11, 2001.

99.2              Press Release, dated June 11, 2001.